SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES

AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE ANNUITY ACCOUNT FIVE

Seasons Advisor III Variable Annuity

American General Life Insurance Company (“AGL”) is amending the Prospectus for the purpose of adding the following information.

MARKETLOCK FOR LIFE PLUS OPTION EXTENSION PARAMETERS

The information below is important to you if you purchased a contract between February 4, 2008 and May 3, 2009 and you elected the MarketLock For Life Plus living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary, you will have an opportunity to extend the Income Base Evaluation Period for an additional five year period (the “Extension”). In choosing the Extension, your fee and investment requirements will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your living benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements. However, your Income Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the Income Base Evaluation Period in the future.

As a reminder, you also have the option to cancel your living benefit on tenth anniversary or any anniversary after the tenth. If you elect to cancel your living benefit, you will no longer receive the guarantees of the living benefit and you will no longer be charged the fee. You may not extend the Income Base Evaluation Period and you may not re-elect or reinstate MarketLock For Life Plus after cancellation.

As with all important financial decisions, we recommend that you discuss this with your financial representative. You should refer to both the prospectus and the contract endorsement you received at the time of your purchase. If you do not have a prospectus, you can call our Annuity Service Center at (800) 445-7862 and we will provide one to you.

For information on the MarketLock For Life Plus living benefit you elected at purchase, please see the MarketLock For Life Plus section under OPTIONAL LIVING BENEFITS in the prospectus.

How do I elect the Extension?

To elect the Extension, you must complete the Election Form you will receive. If you elected the MarketLock For Life Plus living benefit, the Income Base Evaluation Period may be extended for an additional 5 year period.

As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values. This component is used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.

What are the fee and investment requirements if I elect the Extension?

If you purchased your contract between February 4, 2008 and April 30, 2008 and if you elect Extension, the fee for the feature will be increased by 0.25% as follows:

Number of Covered Persons	Current Annualized Fee (calculated as a percentage of the Income Base)	Annualized Fee After Extension (calculated as a percentage of the Income Base)
One	0.70%	0.95%
Two	0.95%	1.20%

If you purchased your contract between May 1, 2008 and May 3, 2009 and if you elect Extension, the fee for the feature will be increased by 0.25% as follows:

Number of Covered Persons	Current Annualized Fee (calculated as a percentage of the Income Base)	Annualized Fee After Extension (calculated as a percentage of the Income Base)
One	0.75%	1.00%
Two	1.00%	1.25%

The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MarketLock For Life Plus living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the following options:

Option 1

At least 50% in one or more of the following:

SA DFA Ultra Short Bond

SA VCP Dynamic Allocation

SA VCP Dynamic Strategy

Up to 50% in one or more of the following Variable Portfolios:

SA Allocation Balanced

SA Allocation Moderate

SA Allocation Moderate Growth

Option 2	25% in SA VCP Dynamic Allocation 25% in SA VCP Dynamic Strategy 50% in one of the following Allocations:

Variable Portfolios	Allocation 1	Allocation 2	Allocation 3
SA Allocation Balanced	33.50%	0.00%	0.00%
SA Allocation Moderate	0.00%	33.50%	0.00%
SA Allocation Moderate Growth	0.00%	0.00%	33.50%
SA American Funds Global Growth	0.99%	1.16%	1.32%
SA American Funds Growth	0.33%	0.50%	0.66%
SA American Funds Growth-Income	0.66%	0.83%	0.99%
Fidelity VIP Contrafund	0.50%	0.66%	0.99%
Fidelity VIP Equity-Income	1.32%	1.49%	1.65%
Fidelity VIP Investment Grade Bond	7.76%	5.28%	3.47%
Fidelity VIP Mid Cap	1.98%	2.81%	3.14%
Fidelity VIP Overseas	0.99%	1.32%	1.65%
T. Rowe Price Blue Chip Growth II	0.50%	0.66%	0.66%
T. Rowe Price Equity Income II	1.49%	1.82%	1.98%
Total	50.0%	50.0%	50.0%

Option 3	At least 50% in one or more of the following: SA DFA Ultra Short Bond SA VCP Dynamic Allocation SA VCP Dynamic Strategy Up to 50% in accordance with the requirements outline in the table below:

Investment Group	Investment Requirement	Investment Options
Group A	Minimum 0% Maximum 50%

Fidelity VIP Investment Grade Bond

SA Allocation Balanced

SA Allocation Moderate

SA Allocation Moderate Growth

SA Multi-Managed Diversified Fixed Income

SA Wellington Real Return

Allocations

Balanced Growth Strategy

Conservative Growth Strategy

Growth Strategy

Moderate Growth Strategy

Fixed Accounts

1-Year Fixed (if available)

Group B	Minimum 0% Maximum 7.5%

Fidelity VIP Contrafund

Fidelity VIP Equity-Income

Fidelity VIP Mid Cap

Fidelity VIP Overseas

SA American Funds Global Growth

SA American Funds Growth

SA American Funds Growth-Income

SA Columbia Focused Growth

SA Columbia Focused Value

SA JPMorgan Mid-Cap Growth

SA Multi-Managed International Equity

SA Multi-Managed Large Cap Growth

SA Multi-Managed Large Cap Value

SA Multi-Managed Mid Cap Value

SA Multi-Managed Small Cap

T. Rowe Price Blue Chip Growth II

T. Rowe Price Equity Income II

Dated: December 19, 2017

Please keep this Supplement with your Prospectus